Exhibit 99.1

RISK FACTORS

Investing in our Class A common stock is highly speculative and involves risks. You should carefully consider the risk factors set forth below, the risks factors described in Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and any updates to those risk factors or new risk factors contained in our subsequent Quarterly Report on Form 10-Q, all of which is incorporated by reference into this prospectus supplement, as the same may be amended, supplemented or superseded from time to time by our filings under the Exchange Act, as well as any prospectus supplement relating to a specific offering or resale. Before making any investment decision, you should carefully consider these risks as well as other information we include or incorporate by reference in this prospectus supplement, the accompanying prospectus or in any applicable prospectus supplement or free writing prospectus. For more information, see the section entitled “Where You Can Find More Information; Incorporation of Documents by Reference” above. These risks could materially affect our business, results of operations or financial condition and affect the value of our Class A common stock. You could lose all or part of your investment. Additionally, the risks and uncertainties discussed in this prospectus supplement or in any document incorporated by reference into this prospectus supplement are not the only risks and uncertainties that we face, and additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business, results of operations or financial condition.

Risks Related to This Offering

The market prices and trading volume of our shares of Class A common stock have recently experienced, and may continue to experience, extreme volatility, which could cause purchasers of our Class A common stock to incur substantial losses.

The market prices and trading volume of our shares of Class A common stock have recently experienced, and may continue to experience, extreme volatility, which could cause purchasers of our Class A common stock to incur substantial losses. For example, during 2021 to date, the market price of our Class A common stock has fluctuated from an intra-day low of $1.91 per share on January 5, 2021 to an intra-day high on the NYSE of $36.72 on May 28, 2021 and the last reported sale price of our Class A common stock on the NYSE on May 28, 2021, was $26.12 per share. During 2021 to date, daily trading volume ranged from approximately 23,598,228 to 1,254,198,812 shares. Within the last seven business days, the market price of our Class A common stock has fluctuated from an intra-day low of 12.05 on May 21, 2021 to $36.72 on May 28, 2021, and we have made no disclosure regarding a change to our underlying business during that period.

Extreme fluctuations in the market price of our Class A common stock have been accompanied by reports of strong and atypical retail investor interest, including on social media and online forums. The market volatility and trading patterns we have experienced create several risks for investors, including the following:

•	the market price of our Class A common stock has experienced and may continue to experience rapid and substantial increases or decreases unrelated to our operating performance or prospects, or macro or industry fundamentals, and substantial increases may be significantly inconsistent with the risks and uncertainties that we continue to face;

•	factors in the public trading market for our Class A common stock include the sentiment of retail investors (including as may be expressed on financial trading and other social media sites and online forums), the direct access by retail investors to broadly available trading platforms, the amount and status of short interest in our securities, access to margin debt, trading in options and other derivatives on our Class A common stock and any related hedging and other trading factors;

•	our market capitalization, as implied by various trading prices, currently reflects valuations that diverge significantly from those seen prior to recent volatility and that are significantly higher than our market capitalization immediately prior to the COVID-19 pandemic, and to the extent these valuations reflect trading dynamics unrelated to our financial performance or prospects, purchasers of our Class A common stock could incur substantial losses if there are declines in market prices driven by a return to earlier valuations;

•	to the extent volatility in our Class A common stock is caused, as has widely been reported, by a “short squeeze” in which coordinated trading activity causes a spike in the market price of our Class A common stock as traders with a short position make market purchases to avoid or to mitigate potential losses, investors purchase at inflated prices unrelated to our financial performance or prospects, and may thereafter suffer substantial losses as prices decline once the level of short-covering purchases has abated; and

•	if the market price of our Class A common stock declines, you may be unable to resell your shares at or above the price at which you acquired them. We cannot assure you that the equity issuance of our Class A common stock will not fluctuate or decline significantly in the future, in which case you could incur substantial losses.

We may continue to incur rapid and substantial increases or decreases in our stock price in the foreseeable future that may not coincide in timing with the disclosure of news or developments by or affecting us. Accordingly, the market price of our shares of Class A common stock may fluctuate dramatically, and may decline rapidly, regardless of any developments in our business. Overall, there are various factors, many of which are beyond our control, that could negatively affect the market price of our Class A common stock or result in fluctuations in the price or trading volume of our Class A common stock, including:

•	the ongoing impacts and developments relating to the COVID-19 pandemic;

•	actual or anticipated variations in our annual or quarterly results of operations, including our earnings estimates and whether we meet market expectations with regard to our earnings;

•	our current inability to pay dividends or other distributions;

•	publication of research reports by analysts or others about us or the motion picture exhibition industry, which may be unfavorable, inaccurate, inconsistent or not disseminated on a regular basis;

•	changes in market interest rates that may cause purchasers of our shares to demand a different yield;

•	changes in market valuations of similar companies;

•	market reaction to any additional equity, debt or other securities that we may issue in the future, and which may or may not dilute the holdings of our existing stockholders;

•	additions or departures of key personnel;

•	actions by institutional or significant stockholders;

•	short interest in our stock and the market response to such short interest;

•	the dramatic increase in the number of individual holders of our stock and their participation in social media platforms targeted at speculative investing;

•	speculation in the press or investment community about our company or industry;

•	strategic actions by us or our competitors, such as acquisitions or other investments;

•	legislative, administrative, regulatory or other actions affecting our business, our industry, including positions taken by the Internal Revenue Service (“IRS”);

•	investigations, proceedings, or litigation that involve or affect us;

•	the occurrence of any of the other risk factors included or incorporated by reference in this Annual Report on Form 10-K; and

•	general market and economic conditions.

There has been significant recent dilution and may continue to be additional future dilution of our Class A common stock, which could adversely affect the market price of shares of our Class A common stock. The risks of future dilution must also be weighed against the risks of failing to increase our authorized shares, which could adversely affect the market price of shares of our Class A common stock.

From January 1, 2020 through June 1, 2021, we have issued 448,700,163 shares of our Class A common stock in a combination of at-the-market sales, conversion of Class B common stock, conversion of notes, exchanges of notes, transaction fee payments, equity grant vesting and the private placement of shares. The dilutive effect of these issuances was partially offset by the cancellation of 51,769,784 shares of our Class B common stock. Subject to shareholder approval of the increase in authorized shares described below, in the future, we may issue additional shares of Class A common stock to raise cash to bolster our liquidity, to refinance indebtedness, for working capital, to finance strategic initiatives and future acquisitions or for other purposes. We may also issue securities convertible into, or exchangeable for, or that represent the right to receive, shares of Class A common stock. We may also acquire interests in other companies or other assets by using a combination of cash and shares of Class A common stock or just shares of Class A common stock. Any of these events may dilute the ownership interests of current stockholders, reduce our earnings per share or have an adverse effect on the price of our shares of Class A common stock.

In addition, on January 27, 2021, our board of directors approved an amendment to our certificate of incorporation to increase the total number of shares of Class A common stock the Company shall have the authority to issue by 500,000,000 shares to a total of 1,024,173,073 shares of Class A common stock (the “Charter Amendment”). The Charter Amendment was subject to the approval of at least a majority of the capital stock entitled to vote and we submitted the Charter Amendment to our stockholders for approval at our annual meeting of stockholders. However, on April 27, 2021, our board of directors determined not to seek stockholder approval of the Charter Amendment and withdrew such proposal from stockholder consideration at our annual meeting of stockholders. Notwithstanding the foregoing, the proxy materials for our rescheduled annual meeting of stockholders will include a proposal to authorize additional shares of Class A common stock but in a quantity significantly smaller than the previous request, and the board of directors may from time to time in the future make additional proposals to increase our authorized share capital, in each case subject to stockholder approval, in each case subject to stockholder approval. If any such amendment to our certificate of incorporation is approved by our stockholders, we may issue an increased number of shares relative to the number of shares currently authorized by our certificate of incorporation. These future issuances may be dilutive to your investment and result in a decline in the market price of our Class A common stock.

This risk of future dilution must be weighed against the risk that our stockholders fail to approve an increase in our authorized number of shares of Class A common stock. If we are unable to issue equity in the future, this would create substantial risks, which could have an adverse effect on the price of our shares of Class A common stock, including:

•	we will be unable to issue equity to bolster our liquidity and respond to future challenges, including if attendance levels do not return on the timing and to the levels assumed;

•	for future financing, we may be required to issue additional debt, which may be unavailable on favorable terms or at all, or which would exacerbate the challenges created by our high leverage;

•	we will be unable to issue equity in deleveraging transactions, including exchanges, redemptions or buy-backs of debt, which will limit our flexibility to delever; and

•	we will be unable to issue equity as currency in strategic transactions, including acquisitions, joint ventures or in connection with landlord negotiations, which may prevent us from entering into transactions that could increase shareholder value.

A “short squeeze” due to a sudden increase in demand for shares of our Class A common stock that largely exceeds supply and/or focused investor trading in anticipation of a potential short squeeze have led to, may be currently leading to, and could again lead to, extreme price volatility in shares of our Class A common stock.

Investors may purchase shares of our Class A common stock to hedge existing exposure or to speculate on the price of our Class A common stock. Speculation on the price of our Class A common stock may involve long and short exposures. To the extent aggregate short exposure exceeds the number of shares of our Class A common stock available for purchase on the open market, investors with short exposure may have to pay a premium to repurchase shares of our Class A common stock for delivery to lenders of our Class A common stock. Those repurchases may, in turn, dramatically increase the price of shares of our Class A common stock until additional shares of our Class A common stock are available for trading or borrowing. This is often referred to as a “short squeeze.” A large proportion of our Class A common stock has been in the past and may be traded in the future by short sellers, which may increase the likelihood that our Class A common stock will be the target of a short squeeze, and there is wide spread speculation that our current trading price is the result of a short squeeze. A short squeeze and/or focused investor trading in anticipation of a short squeeze have led to, may be currently leading to, and could again lead to volatile price movements in shares of our Class A common stock that may be unrelated or disproportionate to our operating performance or prospectus and, once investors purchase the shares of our Class A common stock necessary to cover their short positions, or if investors no longer believe a short squeeze is viable, the price of our Class A common stock may rapidly decline. Investors that purchase shares of our Class A common stock during a short squeeze may lose a significant portion of their investment.

Information available in public media that is published by third parties, including blogs, articles, online forums, message boards and social and other media may include statements not attributable to the Company and may not be reliable or accurate.

We have received, and may continue to receive, a high degree of media coverage that is published or otherwise disseminated by third parties, including blogs, articles, online forums, message boards and social and other media. This includes coverage that is not attributable to statements made by our directors, officers or employees. You should read carefully, evaluate and rely only on the information contained in this prospectus supplement, the accompanying prospectus or any applicable free writing prospectus or incorporated documents filed with the SEC in determining whether to purchase our shares of Class A common stock. Information provided by third parties may not be reliable or accurate and could materially impact the trading price of our Class A common stock which could cause losses to your investments.

Future offerings of debt, which would be senior to our Class A common stock upon liquidation, and/or preferred equity securities, which may be senior to our Class A common stock for purposes of distributions or upon liquidation, could adversely affect the market price of our Class A common stock.

In the future, we may attempt to increase our capital resources by making additional offerings of debt or preferred equity securities, including convertible or non-convertible senior or subordinated notes, convertible or non-convertible preferred stock, medium-term notes and trust preferred securities. Upon liquidation, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings will receive distributions of our available assets prior to the holders of our Class A common stock. In addition, any preferred stock we may issue could have a preference on liquidating distributions or a preference on distribution payments that could limit our ability to make a distribution to the holders of our Class A common stock. Since our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our Class A common stock.

Increases in market interest rates may cause potential investors to seek higher returns and therefore reduce demand for our Class A common stock, which could result in a decline in our stock price.

One of the factors that may influence the price of our Class A common stock is the return on our Class A common stock (i.e., the amount of distributions as a percentage of the price of our Class A common stock) relative to market interest rates. An increase in market interest rates, which are currently at low levels relative to historical rates, may lead prospective purchasers of our Class A common stock to expect a return, which we may be unable or choose not to provide. Further, higher interest rates would likely increase our borrowing costs and potentially decrease the cash available for distribution. Thus, higher market interest rates could cause the market price of our Class A common stock to decline.

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